                                                                    EXHIBIT 10.2

TO THE EXTENT THAT THIS AIRCRAFT LEASE AGREEMENT CONSTITUTES CHATTEL PAPER (AS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS AIRCRAFT LEASE AGREEMENT MAY BE CREATED THROUGH TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL COUNTERPART, WHICH SHALL BE IDENTIFIED AS THE COUNTERPART DESIGNATED AS THE ORIGINAL ON THE SIGNATURE PAGE OF THIS AGREEMENT BY LESSOR.

The parties listed below as Lessee and Lessor hereby agree that Lessor will lease the Aircraft to Lessee and Lessee will take delivery of and lease the Aircraft from Lessor subject to and in accordance with the Lease for the duration of the Term and further agree in this AIRCRAFT LEASE AGREEMENT dated as of May 4, 2004 the following:

Lessee:                               Kitty Hawk Aircargo, Inc.

Lessor:

Owner:

Guarantee required:                   As set forth on Schedule A

Guarantor:                            As set forth on Schedule A

Aircraft:

Engines:

Common Terms Agreement:               The Aircraft Lease Common Terms Agreement
                                      dated as of May 4, 2004 between Aviation
                                      Financial Services, Inc. and Kitty Hawk
                                      Aircargo, Inc., as in effect on the date
                                      hereof without giving effect to any
                                      subsequent amendment, supplement, waiver
                                      or other modification thereto, unless
                                      Lessor and Lessee otherwise expressly
                                      agree and as attached hereto on Schedule B

Duration of Term:                     120 months commencing on the Delivery Date

Manufacturer:                         The Boeing Company

Extension Option applies:             Yes, as set forth on Schedule C

Aircraft Substitution Option applies: Yes, as set forth on Schedule D

                                              PAYMENTS

Rent:                                 As set forth on Schedule A

Supplemental Rent Applies:            Yes

Assumed Utilization:                  ***** Flight Hours per 12 month period

Assumed Ratio:                        ***** Flight Hours to 1 Cycle ratio (*****:1)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY KITTY HAWK, INC. FOR CERTAIN PORTIONS OF THIS DOCUMENT. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH "*****".

Assumed Ratio Adjustment Table:       As set forth on Schedule A

Airframe Supplemental Rent:           As set forth on Schedule A

APU Supplemental Rent:                As set forth on Schedule A

Engine Supplemental Rent:             As set forth on Schedule A

Engine LLP Supplemental Rent:         As set forth on Schedule A

Landing Gear Supplemental Rent:       As set forth on Schedule A

Annual Supplemental Rent Adjustment:  As set forth on Schedule A

Enhanced Lessor Maintenance
Contribution applies:                 Yes, as set forth on Schedule A

Deposit:                              As set forth on Schedule A

                                            DELIVERY

Scheduled Delivery Month (Month
Year):                                June 2005

Final Delivery Date:                  the date that is 180 days after the last
                                      day of the Scheduled Delivery Month

Delivery Location:                    Denel Aviation, Johannesburg, South
                                      Africa, or such other location as shall be
                                      mutually agreed by Lessor and Lessee

Delivery Condition Requirements:      Yes, as set forth on Schedule E

                                            TECHNICAL

Airframe Structural Check:            While Lessee is operating a MSG 2
                                      maintenance program for the Aircraft: a
                                      heavy maintenance visit which shall
                                      include but not be limited to
                                      accomplishment of a block C6 Check,
                                      structural and relevant CPCP inspections,
                                      all lesser checks, passenger cabin
                                      refurbishment (including lavatories and
                                      galleys) and strip and repainting of the
                                      complete fuselage, empennage, wings and
                                      pylons. Where relevant, the workscope and
                                      intervals (calendar and/or hourly) shall
                                      not be less than those prescribed by the
                                      then current Manufacturer's Maintenance
                                      Planning Document block maintenance
                                      program.

                                      While Lessee is operating a MSG 3
                                      maintenance program for the Aircraft:
                                      there will be no block C6 check and the

                                      airframe inspections shall be divided
                                      between sequential C checks. The only C
                                      Check which qualifies as an Airframe
                                      Structural Check for the purposes of
                                      Section 7.2(a) of the Common Terms
                                      Agreement under the MSG 3 maintenance
                                      program, is one which zero's all CPCP and structural inspections and performs a refurbishment of the interior and a strip and repaint of the complete fuselage, empennage, wings and pylons.

AD Sharing applies:                   Yes

AD Threshold:                         As set forth on Schedule A

AD Factor:                            96 months

Power by the Hour Maintenance
Program:                              As set forth on Schedule F

Engines/Rating                        [For Engines which are B2 hardware
                                      configuration and a thrust level of
                                      22,000 lbs at Delivery, Lessee may derate
                                      the Engines during the Term; provided that
                                      on the Return Occasion, Lessee is
                                      obligated to rerate the Engines to the
                                      Engine Thrust Setting, in each case at
                                      Lessee's expense;

                                      For Engines which are B2 hardware
                                      configuration but operating at a thrust
                                      level of 20,000 lbs at Delivery, Lessee
                                      may upgrade the thrust level to 22,000 lbs during the Term; provided that on the Return Occasion, Lessee is obligated to rerate the Engines to the Engine Thrust
                                      Setting, in each case at Lessee's
                                      expense.]

                                      OR

                                      [The Engines may not be rerated by Lessee during the Term, but shall remain at the same thrust level as at Delivery.]

                                            INSURANCE

Agreed Value:                         As set forth on Schedule A

Minimum Liability Coverage:           As set forth on Schedule A

                                            REDELIVERY

Redelivery Location:                  Kitty Hawk Maintenance Base, Fort Wayne,
                                      Indiana or such other location as shall be
                                      mutually agreed by Lessor and Lessee

Engine Thrust Setting:

Minimum APU Limit:


Minimum Component Calendar Life:      ***** months

Minimum Component Cycles:             ***** Cycles

Minimum Component Flight Hours:       ***** Flight Hours

Minimum Engine Cycles:                ***** Cycles

Minimum Engine LLP Cycles:            ***** Cycles

Minimum Engine Flight Hours:          ***** Flight Hours

Minimum Landing Gear Calendar Time:   ***** months

Minimum Landing Gear Cycles:          ***** Cycles

Minimum Landing Gear Flight Hours:    ***** Flight Hours

Redelivery Check:                     Ex the next sequential "C" Check, or
                                      higher check if applicable, in block
                                      format so that all airframe inspections
                                      falling due within the next following
                                      ***** Flight Hours of operation in
                                      accordance with the Manufacturer's
                                      Maintenance Planning Document have been
                                      accomplished

Required EGT Margin:

AD Compliance Period:                 ***** days

Additional Return Condition
Requirements:                         Yes, as set forth on Schedule G

                                            TAX

Lessor/Owner Tax Jurisdiction:        United States

MACRS indemnity applies:              Yes, as set forth on Schedule H

Foreign Tax Indemnity applies:        Yes, as set forth on Schedule H

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY KITTY HAWK, INC. FOR CERTAIN PORTIONS OF THIS DOCUMENT. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH "*****".

ALL THE PROVISIONS OF THE SCHEDULES HERETO AND THE COMMON TERMS AGREEMENT ARE INCORPORATED BY REFERENCE HEREIN AND ARE PART OF THIS AIRCRAFT LEASE AGREEMENT AS IF THEY WERE SET OUT IN FULL HEREIN.

WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, BY ITS SIGNATURE BELOW, LESSEE ACKNOWLEDGES AND AGREES THAT THE LEASE OF THE AIRCRAFT HEREUNDER IS ON AN "AS IS, WHERE IS" BASIS AND THAT THE DISCLAIMERS, EXCULPATIONS AND LIMITATIONS OF LIABILITY, INDEMNITIES, THE CHOICE OF NEW YORK LAW AS THE GOVERNING LAW, LESSEE'S SUBMISSION TO PERSONAL JURISDICTION IN NEW YORK, AND THE WAIVER OF ANY RIGHT TO A TRIAL BY JURY PROVIDED FOR IN THE COMMON TERMS AGREEMENT ARE INCORPORATED HEREIN BY SUCH REFERENCE AND ARE PART OF THIS AGREEMENT AS IF THE SAME WERE SET OUT IN FULL HEREIN.

No provision of this Lease, including any provision of the Schedules or the Common Terms Agreement, may be amended, rescinded, changed, waived, discharged, terminated or otherwise modified in any way whatsoever, except by a writing signed by the party to be charged. Pursuant to and to comply with Section (2) of
Section 2A-208 of the UCC, if and to the extent applicable, Lessor and Lessee acknowledge their agreement to the provisions of this Section by their signatures below.

This Aircraft Lease Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Aircraft Lease Agreement, each by its duly authorized representative(s), as of the date shown at the beginning of this Aircraft Lease Agreement.

AFS INVESTMENTS 59 LLC                KITTY HAWK AIRCARGO, INC.

By: AFS INVESTMENTS 59, INC.
    ITS SOLE MEMBER

By: ___________________________       By: ______________________________
    Name:                                 Name:
    Title:                                Title:

                                      -S-

                                   SCHEDULE A

                                      *****

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY KITTY HAWK, INC. FOR CERTAIN PORTIONS OF THIS DOCUMENT. THREE (3) PAGES OF SCHEDULE A HAVE BEEN OMITTED PURSUANT TO THE CONFIDENTIAL TREATMENT REQUEST. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH "*****".

                                   SCHEDULE A

INTENTIONALLY OMITTED FROM THE VERSION OF THIS DOCUMENT FILED WITH THE FAA AS CONTAINING CONFIDENTIAL AND PROPRIETARY INFORMATION

                                   SCHEDULE B

                             COMMON TERMS AGREEMENT

                                   SCHEDULE C

                                EXTENSION OPTION

1.       EXTENSION OPTION

(a)      Lessor hereby grants Lessee the right to extend the Term for thirty
         (30) months from the Scheduled Expiry Date in accordance with the terms and conditions set forth in this Schedule C (the "First Extension Option"). Provided that Lessee exercises the First Extension Option in accordance herewith, Lessee shall have the right to further extend the Term an additional thirty (30) months from the then applicable Scheduled Expiry Date in accordance with the terms and conditions set forth in this Schedule C (the "Second Extension Option").

(b) In order to exercise any Extension Option, the following conditions must be satisfied:

         (i) Not later than twelve (12) months prior to the ten applicable Scheduled Expiry Date, Lessor shall have received a written notice from Lessee stating that it is exercising the Extension Option, which notice once given shall be irrevocable;

         (ii) Promptly after such notice, Lessee shall deliver to Lessor a Lease Supplement, board resolutions, legal opinions and other documents related to such extension, as Lessor may reasonably request; and

         (iii) no Default shall have occurred and be continuing on the date that Lessor receives notice of Lessee's exercise of the Extension Option or on the then applicable Scheduled Expiry Date (as determined without giving effect to Lessee's exercise of the Extension Option).

(c) If the Term is so extended, the then applicable Scheduled Expiry Date shall be the Extended Expiry Date, the Rent for the period of such extension shall be as agreed by Lessor and Lessee at the time the Extension Option is exercised (but will in no event be greater than the Rent provided for in the Lease as of the date hereof) and all other provisions of the Lease shall remain in full force and effect.

EXTENDED EXPIRY DATE means (i) with respect to the First Extension Option, the date that corresponds to the Scheduled Expiry Date in the 30th month after the Scheduled Expiry Date; (ii) with respect to the Second Extension Option, the date that corresponds to the Scheduled Expiry Date in the 60th month after the Scheduled Expiry Date.

2.       *****

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY KITTY HAWK, INC. FOR CERTAIN PORTIONS OF THIS DOCUMENT. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH "*****".

                                   SCHEDULE D

                                      *****

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY KITTY HAWK, INC. FOR CERTAIN PORTIONS OF THIS DOCUMENT. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH "*****".

                                   SCHEDULE E

                         DELIVERY CONDITION REQUIREMENTS

The Delivery Condition described below is solely a description of such condition precedent and shall not be construed as a representation, warranty or agreement of any kind whatsoever, express or implied, by Lessor with respect to the Aircraft or its condition, all of which have been disclaimed by Lessor and waived by Lessee as set forth in the Lease, including in the Common Terms Agreement.

For purposes of Schedule 4, Part 2 of the CTA:

Minimum APU Limit:
Minimum Component Calendar Life:      ***** months
Minimum Component Cycles:             ***** Cycles
Minimum Component Flight Hours:       ***** Flight Hours
Minimum Engine Cycles:                ***** Cycles
Minimum Engine LLP Cycles:            ***** Cycles
Minimum Engine Flight Hours:          ***** Flight Hours
Minimum Landing Gear Calendar Time:   ***** months
Minimum Landing Gear Cycles:          ***** Cycles
Minimum Landing Gear Flight Hours:    ***** Flight Hours
Required EGT Margin:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY KITTY HAWK, INC. FOR CERTAIN PORTIONS OF THIS DOCUMENT. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH "*****".

In addition to and supplementing Lessor's obligations set forth Schedule 4, Part 2 of the CTA, Lessee shall Deliver the Aircraft to Lessee on the Delivery Date meeting the following requirements which, to the extent that they conflict with the terms of Schedule 4, Part 2 of the CTA, shall control:

1. The maintenance workscope referenced in Section 2.2(b)(v) of Schedule 4, Part 2 shall be:

         Airframe:       Ex the next sequential `C' Check in accordance with the
                         previous lessee's approved maintenance program such that, with the exception of ferry and demonstration flight hours all inspections due within the next ***** hours and ***** months shall be completed and all MPD requirements are satisfied, including, so long as Lessee provides the bridging program and any task cards not already available in the existing program to Lessor no later than ***** months prior to the Scheduled
                         Delivery Month (the "Task Date"), the tasks required to bridge the Aircraft onto the Boeing MSG 3 maintenance planning document. Lessor will provide the prior lessee's aircraft maintenance program information, sufficient to determine the MSG 3 bridging program requirements, as soon as practicable but no later than 75 days prior to the Task Date.

         Configuration:  Full cargo configuration in accordance with IAW IAI FAA
                         Approved STC, including option for solid 9g barrier.

         Conversion:     The Aircraft will be registered with the FAA during the
                         cargo conversion, at the completion of which the Aircraft will have a Standard Certificate of Airworthiness issued by an FAA DAR contracted by Lessor.

         Other: The Aircraft will be delivered with a MTOW of 139,000 lbs, MZFW of 109,600 lbs, and a MLW of 116,000 lbs.

                         The Aircraft will be RVSM compliant.

                         The Aircraft will be equipped with EGPWS.

                         The fuel quantity indication system shall be represented in pounds.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY KITTY HAWK, INC. FOR CERTAIN PORTIONS OF THIS DOCUMENT. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH "*****".

                        The second observer seat in the cockpit shall be installed (if not already).

                        The Aircraft shall have transponders, flight management computers, EFIS display option, VHF COM and associated control heads replaced to standardize to the easyJet fleet standard.

                        [The Aircraft shall be modified to include a standard air speed - Mach indicator on the main instrument panel, left of the electronic attitude direction indicator.]

2.    *****

3. The livery referenced in Section 2.2(b)(viii) of Schedule 4, Part 2 of the CTA shall be Lessee's livery.

4.    The Aircraft shall have EFIS.

5.    CSET Inspection:

      Lessor shall prepare the Aircraft and the Aircraft Documents and Records for Delivery in accordance with the CSET 121 conformity checklist and demonstrate compliance with each applicable requirement to Lessee by reference to equipment installed, aircraft technical specifications from the Manufacturer, technical and maintenance records and embodied modifications.

6.    Scribe Marks:

      Notwithstanding anything in Section 2.2(b)(xii) of Schedule 4, Part 2 of the CTA to the contrary, if there are fuselage skin scribe marks at Delivery that are permitted in accordance with an Airworthiness Directive expected to be issued in late 2004 or if such expected Airworthiness Directive has not yet been issued, then such clause shall not apply in respect of such scribe marks. Lessee shall rectify such scribe marks post-Delivery as and when required by such Airworthiness Directive and the cost for such work shall be paid as set forth in Schedule A.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY KITTY HAWK, INC. FOR CERTAIN PORTIONS OF THIS DOCUMENT. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH "*****".

                                   SCHEDULE F

                                      *****

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY KITTY HAWK, INC. FOR CERTAIN PORTIONS OF THIS DOCUMENT. TWO (2) PAGES OF SCHEDULE F HAVE BEEN OMITTED PURSUANT TO THE CONFIDENTIAL TREATMENT REQUEST. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH "*****".

                                   SCHEDULE G

                          ADDITIONAL RETURN CONDITIONS

In addition to and supplementing Lessee's obligations set forth in Section 12 and Schedule 6 of the CTA, Lessee shall redeliver the Aircraft to Lessor on the Return Occasion meeting the following requirements which, to the extent that they conflict with the terms of Section 12 or Schedule 6 of the CTA, shall control:

1. In the event the next lessee is not on the same maintenance program as the Lessee (expected to be MSG 3), or no next lessee has been identified, the airframe will be fresh from the next sequential block C check in accordance with the Manufacturer's Maintenance Planning Document including all maintenance tasks and inspections falling due within the next C check interval per the Manufacturer's Maintenance Planning Document. If the next lessee is on the same maintenance program as Lessee, Lessee shall be required to perform the next sequential C check in accordance with the Manufacturer's Maintenance Planning Document.

2. *****

3. Section 1.2(h) of Schedule 6 of the CTA shall be amended in respect of the Aircraft by inserting the following proviso at the end thereof: "; provided that if such livery is in excess of three (3) colors, the cost of the paint in excess of three (3) colors will be borne by Lessor."

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY KITTY HAWK, INC. FOR CERTAIN PORTIONS OF THIS DOCUMENT. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH "*****".

                                   SCHEDULE H

                                      *****

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY KITTY HAWK, INC. FOR CERTAIN PORTIONS OF THIS DOCUMENT. TWO (2) PAGES OF SCHEDULE H BEEN OMITTED PURSUANT TO THE CONFIDENTIAL TREATMENT REQUEST. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH "*****".

                                     H - 1